WARRANT NO. C-1                                                   379,900 SHARES

            NO SALE, OFFER OR TRANSFER OF THIS WARRANT SHALL BE MADE
           UNLESS A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF
                     1933, AS AMENDED, WITH RESPECT TO SUCH

          TRANSACTION IS THEN IN EFFECT OR SUCH TRANSFER IS EXEMPT FROM

                          REGISTRATION UNDER SUCH ACT.

                                     WARRANT

                     TO SUBSCRIBE FOR AND PURCHASE SHARES OF

                                 COMMON STOCK OF

                         COMMUNITY CARE OF AMERICA, INC.

         This certifies that, for value received, Integrated Health Services, Inc., a Delaware corporation (the "Holder") or its registered assigns, is entitled, subject to the terms and conditions of this Warrant, at any time or from time to time at or after the time the Purchase Price (as defined herein) has been established (the "Commencement Date") and at or before 5:00 P.M., New York time, on April 15, 2002 (the "Expiration Date"), to subscribe for and purchase an aggregate of Three Hundred Seventy Nine Thousand Nine Hundred (379,900) fully paid and non assessable shares of the common stock, $.0025 par value ("Common Stock"), of Community Care of America, Inc. (the "Company"), at the Purchase Price (as defined herein), upon surrender of this Warrant and payment of the Purchase Price to the Company at the address set forth herein for notices to the Company or at such other place as the Company may designate by written notice to the Registered Holder. The number of shares of Common Stock issuable upon exercise of this Warrant and the Purchase Price are subject to adjustment and change as provided herein (any reference hereinafter to Purchase Price shall mean the Purchase Price as adjusted pursuant the terms of this Warrant). This Warrant is issued pursuant to that certain Warrant Acquisition Agreement, dated of even date herewith, between the Company and the Holder (the "Purchase Agreement").

         1.       CERTAIN DEFINITIONS.

         As used in this Warrant the following terms shall have the following respective meanings:

         "Common Stock Deemed Outstanding" means, at any given time, the number of shares of Common Stock actually outstanding at such time, plus the number of shares of Common Stock deemed to be outstanding pursuant to Sections 4.1(i) and 4.l(ii) hereof regardless of whether the Options or Convertible Securities are actually exercisable at such time, but excluding any shares of Common Stock issuable upon exercise of the IHS Warrants.

         "Convertible Securities" shall mean any stock or securities directly or indirectly convertible into Common Stock.

         "IHS Warrants" shall mean this Warrant and Warrant No. W-2, issued to the Holder on even date herewith, and any warrants delivered in substitution or exchange therefor as provided herein and therein.

         "Market Price" as to any security on any day shall mean the closing sale price of such security as reported for such day pursuant to the consolidated quotation system or any other transaction reporting plan under
Section 11A of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or, if there have been no sales so reported for such day, the average of the best bid and best offer prices quoted under the consolidated quotation system or any other such transaction reporting plan as of 4:00 P.M., New York time, on such day, or, if on any day such security is not so quoted, the average of the best bid and best offered prices on such day in the domestic over-the-counter market as reported by any electronic communications network, as such term is used in Rule 11Acl-1(a)(8) under the Exchange Act or by the National Quotation Bureau, Incorporated, or any similar successor or comparable organization. If at any time such security is not listed on any domestic securities exchange or quoted under a transaction reporting plan or in the domestic over-the-counter market, the "Market Price" shall be the fair value thereof determined jointly by the Company and the Registered Holders; provided that if such parties are unable to reach agreement as to the Market Price, the Market Price shall be determined by appraisal as set forth in Section 12 of this Warrant.

         "Note" shall mean the Subordinated Note, dated as of December 27, 1996, executed by the Company pursuant to that certain Revolving Credit Agreement, dated as of December 27, 1996, between the Company and the Holder.

         "Options" means any rights, warrants or options to subscribe for or purchase Common Stock or Convertible Securities.

         "Person" shall mean any natural person and any corporation, partnership, limited liability company, limited liability partnership, joint venture, association, joint-stock partnership, trust, unincorporated organization or government or other agency or political subdivision thereof.

         "Purchase Price" shall mean the price per share equal to the average of the high and low trading price of the Common Stock reported in The Wall Street Journal, Eastern edition, for the first two full trading days following the Date of Issuance (as such term is defined in Section 7.2 hereof) of this Warrant, as such price may be adjusted from time to time pursuant to Section 4 hereof

         "Registered Holder" shall mean any Person in whose name this Warrant is registered upon the books and records maintained by the Company.

         "Subsidiary" shall mean, with respect to any Person, any corporation, limited liability company, partnership, association or other business entity of which (i) if a corporation, a majority of the total voting power of shares of stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof, or (ii) if a limited liability company, partnership, association or other business entity, a majority of the partnership or other similar ownership interest thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more Subsidiaries of that Person or a combination thereof. For purposes hereof, a Person or Persons shall be deemed to have a majority ownership interest in a limited liability company, partnership, association or other business entity if such Person or Persons shall be allocated a majority of limited liability company, partnership, association or other business entity gains or losses or shall be or control any managing director or general partner of such limited liability company, partnership, association or other business entity.

         "Underlying Common Stock" shall mean (i) the shares of Common Stock issued or issuable upon exercise of the Warrant and (ii) any Common Stock issued or issuable with respect to the securities referred to in clause (i) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization.

         "Warrant" as used herein, shall include this Warrant and any warrant delivered in substitution or exchange therefor as provided herein.

         2.       EXERCISE.

         2.1 EXERCISE PERIOD. The Warrant shall be exercisable in whole or in part from and after 9:00 A.M., New York time, on the Commencement Date.

         2.2      EXERCISE PROCEDURE.

         (I) This Warrant shall be deemed to have been exercised when the Company has received all of the following items:

                  (A) an Election to  Purchase  in the form  attached  hereto as
         Exhibit A, properly completed and executed by the Person (the "Purchaser") exercising all or part of the purchase rights represented by this Warrant;

                  (B)      this Warrant;

                  (C) if this Warrant is not registered in the name of the Purchaser, an Assignment or Assignments in the form set forth in Exhibit B hereto evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in Section 7.1 hereof; and

                  (D) either (1) a check or wire transfer payable to the Company in an amount equal to the product of the Purchase Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold from issuance a number of shares of Common Stock issuable upon such exercise of the Warrant which when multiplied by the Market Price of Common Stock is equal to the Aggregate Exercise Price (and such withheld shares of Common Stock shall no longer be issuable under this Warrant), or (3) if the Holder holds the Note, a written notice to the Company that the Holder is exercising the Warrant (or a portion thereof) by authorizing the Company to withhold and apply such amount of principal or accrued but unpaid interest under the Note (whether or not then due) as is equal to the Aggregate Purchase Price (and such amount of principal or accrued and unpaid interest under the Note shall no longer be payable to the Holder).

         (II) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within three (3) business days after the date of the exercise, together with cash in lieu of any fraction of a share of Common Stock that would be issuable upon such exercise in an amount equal to the Market Price of such fractional share as of the date of exercise. No fractional shares of Common Stock or scrip representing fractional shares of Common Stock shall be issued upon an exercise of this Warrant. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such three (3) business day period deliver such new Warrant to the Purchaser.

         (III) The shares of Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the time of exercise, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at such time.

         (IV) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Purchase Price then in effect.

         (V) The Company shall assist and cooperate with any Registered Holder or Purchaser to make any governmental filings or obtain any governmental approvals required prior to or in connection with any exercise of this Warrant (including, without limitation, making at the Company's own expense any filings required to be made by the Company).

         3.       EXPIRATION DATE.

         The Warrant evidenced hereby may not be exercise after 5:00 P.M., New York time, on the Expiration Date with respect to the shares of the Common Stock as to which the Warrant may be exercised and, to the extent not exercised by the Expiration Date, the Warrant evidenced hereby shall become void.

         4.       ADJUSTMENTS.

         Subject to the provisions of this Section 4, the Purchase Price and the number of shares of the Common Stock as to which the Warrant may be exercised shall be subject to adjustment from time to time as hereinafter set forth:

         4.1 EFFECT ON PURCHASE PRICE AND NUMBER OF SHARES OF CERTAIN EVENTS. If and whenever on or after the Commencement Date, the Company issues or sells, or in accordance with this Section 4.1 is deemed to have issued or sold, any share of Common Stock for a consideration per share less than the Purchase Price in effect immediately prior to such time, then immediately upon such issuance or sale the Purchase Price shall be reduced pursuant to this Section 4.1 to a new Purchase Price determined by dividing (A) the sum of (x) the product derived by multiplying the Purchase Price in effect immediately prior to such issue or sale times the number of shares of Common Stock Deemed Outstanding immediately prior to such issue or sale, plus (y) the consideration, if any, received by the Company upon such issue or sale, by (13) the number of shares of Common Stock Deemed Outstanding immediately after such issue or sale. Upon each such adjustment of the Purchase Price, the number of shares of Common Stock issuable upon the exercise of this Warrant (to the extent not theretofore exercised) shall be increased to a number determined by multiplying the number of such shares so purchasable immediately prior to such adjustment by a fraction, the numerator of which shall be the Purchase Price in effect immediately prior to such adjustment and the denominator of which shall be the Purchase Price in effect immediately after such adjustment. For purposes of determining the Purchase Price as adjusted under this Section 4.1, the following shall be applicable:

         (I) ISSUANCE OF RIGHTS OR OPTIONS. If on or after the Commencement Date the Company in any manner issues, grants or sells any Options and the price per share for which a share of Common Stock is issuable upon the exercise of any such Option, or upon conversion or exchange of any Convertible Security issuable upon exercise of such Option, is less than the Purchase Price in effect immediately prior to the time of the granting or sale of such Option, then the total maximum number of shares of Common Stock issuable upon the exercise of such Options, or upon conversion or exchange of the total maximum amounts of such Convertible Securities issuable upon the exercise of such Options, shall be deemed to be outstanding for purposes of determining the Common Stock Deemed Outstanding and to have been issued and sold by the Company at such time for such price per share. For purposes of this Section 4. l(i), the "price per share for which a share of Common Stock is issuable" shall be equal to the sum of the amount of consideration (if any) received or receivable by the Company with respect to the issuance, grant, or sale of the Option, plus the amount of consideration (if any) that would be received by the Company with respect to exercise of the Option in full plus the amount of consideration (if any) that would be received by the Company with respect to conversion or exchange in full of any Convertible Security issuable upon exercise of such Option, all divided by the total number of shares of Common Stock issuable upon exercise of the Option and conversion or exchange of the Convertible Security. No further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock or of such Convertible Security upon the exercise of such Options or upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Security.

         (II)  ISSUANCE  OF   CONVERTIBLE   SECURITIES.   If  on  or  after  the
Commencement Date the Company in any manner issues, grants, or sells any Convertible Security and the price per share for which a share of Common Stock is issuable upon conversion or exchange thereof is less than the Purchase Price in effect immediately prior to the time of such issue or sale, then the maximum number of shares of Common Stock issuable upon conversion or exchange of such Convertible Securities shall be deemed to be outstanding for purposes of determining the Common Stock Deemed Outstanding and to have been issued and sold by the Company at such time for such price per share. For the purposes of this
Section 4. l(ii), the "price per share for which a share of Common Stock is issuable" shall be equal to the sum of the amount of consideration (if any) received or receivable by the Company with respect to the issuance, grant or sale of the Convertible Security plus the amount of consideration (if any) that would be received by the Company with respect to the conversion or exchange of such Convertible Security in full, all divided by the total number of shares of Common Stock issuable upon conversion or exchange of the Convertible Security. No further adjustment of the Purchase Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of any Convertible Security, and if any such issue or sale of such Convertible Security is made upon exercise of any Options for which adjustments of the Purchase Price has been or is to be made pursuant to other provisions of this Section 4, no further adjustment of the Purchase Price shall be made under this Section 4.

l(ii) by reason of such issue or sale.

         (III) CHANGE IN OPTION PRICE OR CONVERSION RATE. If the amount to be received by the Company upon the exercise of any Options outstanding as of the Commencement Date, the additional consideration, if any, payable upon the issuance, conversion, or exchange of any Convertible Securities outstanding as of the Commencement Date, or the rate at which any Convertible Securities outstanding as of the Commencement Date are convertible into or exchangeable for Common Stock changes at any time after the Commencement Date, then such Option or Convertible Security and the Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed for purposes of this Section 4.1 to have been issued, granted or sold as of the date of such changes and the Purchase Price shall be adjusted as provided herein; provided that no such change shall at any time cause the Purchase Price hereunder to be increased.

         (IV) TREATMENT OF EXPIRED OPTIONS AND UNEXERCISED CONVERTIBLE SECURITIES. Upon the expiration of any Option described in Section 4. l(i) or the termination of any right to convert or exchange any Convertible Securities described in Section 4.1(ii) without the exercise or conversion in whole or in part of such Option or Convertible Security, the Purchase Price then in effect and the number of shares of Common Stock issuable hereunder shall be adjusted immediately to the Purchase Price and the number of shares of Common Stock which would have been in effect at the time of such expiration or termination had such Option or Convertible Securities, never been issued, granted or sold; provided that if such expiration or termination would result in an increase in the Purchase Price then in effect, such increase shall not be effective until thirty
(30) days after written notice thereof has been given to the Registered Holder. For purposes of this Section 4.1, the expiration or termination of any Option or Convertible Security which was outstanding as of the Commencement Date shall not cause the Purchase Price hereunder to be adjusted unless, and only to the extent that, a change in the term of such Option or Convertible Security caused it to be deemed to have been issued after the Commencement Date pursuant to Section 4.1(iii).

         (V) CALCULATION OF CONSIDERATION RECEIVED. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Market Price thereof as of the date of receipt. In case any Common Stock Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holder. If such parties are unable to reach agreement, such fair value shall be determined by appraisal pursuant to Section 12.

         (VI) INTEGRATED TRANSACTIONS. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

         (VII) EACH SERIES A SEPARATE SECURITY. In case an agreement relating to Options or Convertible Securities provides that more than one Purchase Price, conversion or exchange provisions are applicable to the securities issuable thereunder, then the securities subject to each different exercise price, conversion or exchange provisions shall be deemed to be subject to separate Options or Convertible Securities for purposes of applying this Section 4.1.

         (VIII) TREASURY SHARES. The Common Stock outstanding at any given time does not include shares owned or held by or for the account of the Company or any Subsidiary, and the disposition of any shares so owned or held shall be considered an issue or sale of Common Stock.

         (IX) RECORD DATE. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         4.2 SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the Purchase Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of shares of Common Stock obtainable upon exercise of this Warrant (to the extent not theretofore exercised) shall be proportionally increased. If the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the Purchase Price shall be proportionately increased and the number of shares of Common
Stock issuable upon exercise of this Warrant (to the extent not theretofore exercised) shall be proportionally decreased.

         4.3 REORGANIZATION RECLASSIFICATION, CONSOLIDATION, MERGER, OR SALE. Any recapitalization, reorganization, reclassification, spin-off, consolidation, merger, sale, or distribution of the Company's assets or other transaction, in each case which is effected in such a way that the holders of Common Stock are entitled to receive (either directly or upon subsequent liquidation) stock securities or assets with respect to or in exchange for Common Stock is referred to herein as "Organic Change." Prior to the consummation of any Organic Change, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders) to insure that each of the Registered Holders shall thereafter have the right to acquire and receive, in lieu of or in addition to (as the case may be) the shares of Common Stock immediately theretofore acquirable and receivable upon the exercise of such Warrant, such shares of stock securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore issuable upon exercise of the Warrant had such Organic Change not taken place. In any such case, the Company shall make appropriate provision (in form and substance satisfactory to the Registered Holders) with respect to such Holders' rights and interests to insure that the provisions of this Section 4, Section 5, and Section 6 hereof shall thereafter be applicable to the Warrant (including, in the case of any such consolidation, merger or sale in which the successor entity or purchasing entity is other than the Company, an immediate reduction in the Purchase Price to the value of the Common Stock reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of shares of Common Stock issuable upon exercise of this Warrant (to the extent not theretofore exercised), if the value so reflected is less than the Purchase Price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such spin-off, consolidation, merger or sale, unless prior to the consummation thereof, the successor entity (if other than the Company) resulting from spin-off, consolidation, or merger or the entity purchasing such assets assumes by written instrument (in form and substance satisfactory to the Registered Holders), the obligation to deliver to each such holder such shares of stock securities or assets as, in accordance with the foregoing provisions, such holder may be entitled to acquire.

         4.4 CERTAIN EVENTS. If any event occurs of the type contemplated by the provisions of this Section 4 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features or equity-based valuation or any dividend or distribution of the capital stock issued by any Person other than the Company), then the Company's Board of Directors shall make an appropriate adjustment in the Purchase Price and the number of shares issuable upon exercise of this Warrant (to the extent not theretofore exercised) so as to protect the rights of the Registered Holders; provided that no such adjustment shall increase the Purchase Price as otherwise determined Pursuant to this Section 4.

         4.5      CALCULATION OF PURCHASE PRICE: NOTICES.

         (I) All calculations of the Purchase Price under this Section 4 shall be computed to the nearest One-Thousandth (1/l000th) of a cent.

         (II) Immediately upon any adjustment of the Purchase Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment, provided however, that such notice shall not be deemed to be conclusive as to the Purchase Price calculation. At the request of the Registered Holder, the Company shall certify the Purchase Price of and the number of shares for which a Warrant at the time may be exercised.

         (III) The Company shall give written notice to the Registered Holder at least thirty (30) days prior to the date on which the Company closes its books or takes a record (A) with respect to any subdivision or combination of the Common Stock that is subject to Section 4.2, or any other dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

         (IV) The Company shall also give written notice to the Registered Holder at least thirty (30) days prior to the date on which any Organic Change, dissolution or liquidation shall take place.

         4.6 EXCLUDED TRANSACTIONS. The provisions of this Section 4 shall not apply to the exercise of the IHS Warrants.

         4.7 EXPRESSION OF PURCHASE PRICE AND NUMBER OF SHARES. Irrespective of any adjustments or change in the Purchase Price or the number of securities actually purchasable under the Warrant, the Warrants theretofore and thereafter issued may continue to express the purchase price and the number of securities purchasable thereunder as the Purchase Price and the number of securities purchasable were expressed in the Warrant when initially issued.

         5. NO RIGHTS OR LIABILITIES AS STOCKHOLDERS AND NOTICE TO REGISTERED HOLDER.

         Nothing contained herein shall be construed as conferring upon the Registered Holder the right to vote or to consent or to receive notice as a stockholder in respect of the meetings of stockholders for the election of directors of the Company or any other matter, or any other rights whatsoever as a stockholder of the Company; provided, however, that in the event that:

         (A) the Company shall take a record of the holders of its Common Stock or other stock or securities for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities or to receive any other right;

         (B) the Company shall take action to accomplish any capital reorganization, or reclassification of the capital stock of the Company, or a consolidation or merger of the Company into, or a sale of all or substantially all of its assets to, another corporation;

         (C) the Company shall take action to redeem or convert any or all of outstanding Common Stock or other stock or securities of the Company; or

         (D) the Company shall take action looking to a voluntary dissolution, liquidation or winding up of the Company;

then, and in each such case, the Company shall mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, or (ii) the date on which such reorganization, reclassification, spin-off, consolidation, merger, conveyance, dissolution, liquidation, winding-up, redemption or conversion is to take place, and the time, if any, is to be fixed, as of which the holders of record of Common Stock or such other stock or securities shall be entitled to exchange their shares of Common Stock or such other stock or securities for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation, winding-up, conversion or redemption. Such notice shall be delivered at least thirty (30) days prior to the date therein specified.

         6.       DUTY TO REGISTER COMMON STOCK.

         The shares of Common Stock issuable under this Warrant are subject to a Registration Rights Agreement with the Company dated of even date herewith.

         7.       TRANSFERS AND EXCHANGES.

         7.1 WARRANT TRANSFERABLE. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder (including those under the Purchase Agreement) are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit B hereto) at the principal office of the Company. The Company shall record on its books the transferee as the Registered Holder of the portion of this Warrant transferred pursuant to this Section 7.1.

         7.2 WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like teens representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. The date the Company initially issues this Warrant shall be deemed to be the "Date of Issuance" hereof regardless of the number of times new certificates representing the unexpired and unexercised rights formerly represented by this Warrant shall be issued. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         8.       VALID ISSUANCE AND PAYMENT OF TAXES.

         All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid and non-assessable, and the Company shall pay all taxes and other governmental charges that may be imposed in respect of the issue or delivery thereof. The Company shall not be required to pay any tax or other charge imposed in connection with any transfer involved in the issuance of any certificate for shares of Common Stock in any name other than that of the Registered Holder of this Warrant, and in such case the Company shall not be required to issue or deliver any stock certificate or security until such tax or other charge has been paid, or it has been established that no tax or other charge is due.

         9.       MUTILATED OR MISSING WARRANTS.

         In case any of the Warrants shall be mutilated, lost, stolen or destroyed, the Company shall issue and deliver in exchange and substitution for, and upon cancellation of the mutilated Warrant, or in lieu of, and in substitution for, the Warrant lost, stolen or destroyed, a new Warrant of like tenor and representing an equivalent right or interest, but only upon receipt of reasonable evidence of such loss, theft, or destruction of such Warrant.

         10.      RESERVE.

         The Company hereby represents and covenants that it has reserved and at all times there shall be reserved for issuance such number and type of securities as the Registered Holders are entitled to receive upon exercise of the IHS Warrants. Prior to the issuance of any equity securities (or any instrument exercisable for or convertible into equity securities) and whenever otherwise required to satisfy this Section 10, the Company will amend its Certificate of Incorporation to the extent necessary to ensure that there is reserved for issuance a sufficient number and type of securities as the Registered Holders of the IHS Warrants are entitled to receive upon exercise thereof.

         11.      NO IMPAIRMENT.

         The Company will not, by amendment of its Certificate of Incorporation or bylaws, or through reorganization, consolidation, merger, dissolution, issue or sale of securities, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Registered Holders against impairment. Without limiting the generality of the foregoing, the Company (a) shall not increase the par value of any shares issuable upon exercise of this Warrant above the Purchase Price and (b) will take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock upon exercise of this Warrant.

         12.      APPRAISAL.

         In case of any dispute as to valuation of a security under this Agreement, the fair value of such security shall be determined by an appraiser without any discount for liquidity or restrictions under the Securities Act. This appraisal process shall be instituted within fourteen (14) days after a party to this Agreement notifies the other party of its desire to submit the issue to an appraiser. In the event that, within seven (7) days after a party to this Agreement notifies the other party of its desire to submit the issue to an appraiser, the parties do not agree on a single appraiser to determine the fair value of such security, the fair value of such security shall be determined, without any discount for liquidity or restrictions under the Securities Act, by the majority determination of a panel of three (3) appraisers who shall be selected in the following manner: the Company shall select one (1) appraiser and the Registered Holder entitled to exercise this Warrant for the greatest number of shares of Common Stock (in the event there shall be more than one Registered Holder), on behalf of all of the Registered Holders, shall select one (1) appraiser and the two (2) appraisers selected by the Company and the Registered Holder shall jointly select a third appraiser. The appraiser selected jointly by the parties and, if applicable, each member of the appraisal panel shall be an individual who personally and whose Affiliates shall not have a previous business relationship with either party. The appraiser and, if applicable, the appraisal panel shall endeavor to complete the appraisal as soon as practicable. The determination of such appraiser and, if applicable, the appraisal panel shall be final and binding on the Company and the Registered Holders, and the fees and expenses of such appraisal shall be borne equally by the Company, on the one hand, and the Registered Holders on the other.

         13.      NOTICES.

         Except as may be otherwise provided herein, all notices and other communications required or permitted hereunder shall be in writing and shall be conclusively deemed to have been duly given (a) when hand delivered to the other party, (b) when received when sent by facsimile to number set forth below (provided, however, that notices given by facsimile shall not be effective unless either (i) a duplicate copy of such facsimile notice is promptly given by one of the other methods described in this Section 13, or (ii) the receiving party delivers a written confirmation of receipt for such notice either by facsimile or any other method described in this Section 13) and (c) the next business day after deposit with a national overnight delivery service, postage prepaid, addressed to the parties as set forth below with next-business-day delivery guaranteed, provided that the sending party receives a confirmation of delivery from the delivery service provider.

   TO:  THE REGISTERED HOLDER                   TO:  THE COMPANY

   Integrated Health Services, Inc.             Community Care of America, Inc.
   10065 Red Run Boulevard                      3050 North Horseshoe Drive
   Owings Mills, MD 21117                       Naples, FL 33942
   Fax No.: (410) 998-8747                      Fax No.: (941) 435-0087
   Attn: Marshall A. Elkins, Esq.               Attn: Deborah A. Lau, President

A party may change or supplement the addresses given above, or designate additional addresses, for purposes of this Section 13 by giving the other party written notice of the new address in the manner set forth above.

         14.      HEADINGS.

         The headings in this Warrant are for purposes of convenience in reference only, and shall not be deemed to constitute a part hereof.

         15.      GOVERNING LAW.

         This Warrant shall be construed and enforced in accordance with, and governed by, the laws of the State of New York without regard to provisions regarding choice of laws.

         16.      SEVERABILITY.

         If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         17.      NO INCONSISTENT AGREEMENTS.

         The Company will not on or after the date of this Warrant enter into any agreement which is inconsistent with the rights granted to the Registered Holders of this Warrant or otherwise conflicts with the provisions hereof. The Company hereby represents and warrants that the rights granted to the Registered Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements, except rights that have been waived.

         18.      SATURDAYS, SUNDAYS, AND HOLIDAYS.

         If the Expiration Date falls on a Saturday, Sunday, or legal holiday, the Expiration Date shall automatically be extended until 5:00 p.m. the next business day.

         IN WITNESS WHEREOF, Community Care of America, Inc. has caused this Warrant to be signed manually by a duly authorized officer of the Company on this ______ day of _____________________________ , 1997.

                                           COMMUNITY CARE OF
                                           AMERICA, INC.

                                           By:
                                              ----------------------------------
                                              Deborah A. Lau, President

                                    EXHIBIT A

                              ELECTION TO PURCHASE

To:      Community Care of America, Inc.

         --------------------------------

         --------------------------------

         --------------------------------


         The undersigned hereby elects to exercise the Warrant represented by the within Warrant Certificate to purchase shares of the Common Stock issuable upon the exercise of the Warrant and requests that certificates for such shares shall be issued in the name of:


                        --------------------------------
                                     (Name)


                        --------------------------------
                                    (Address)


                        --------------------------------
                                (Taxpayer number)

                        and be delivered to:
                                            ------------


                        --------------------------------
                                     (Name)

                        --------------------------------
                                    (Address)

and, if said number of shares of the Common Stock shall not be all the shares of the Common Stock evidenced by the within Warrant Certificate, that a new Warrant Certificate for the balance remaining of such said shares be registered in the name of:

                        --------------------------------
                                     (Name)

                        --------------------------------
                                    (Address)

                        --------------------------------
                                (Taxpayer number)
and delivered to the undersigned at the address below stated.

Dated:              , 19
      --------------     --
Name of holder of Warrant Certificate


                        --------------------------------
                                 (please print)


                        --------------------------------
                                    (Address)


                        --------------------------------
                                   (Signature)

                                    EXHIBIT B

                                   ASSIGNMENT

                    (to be executed by the registered holder
                   to effect a transfer of the within Warrant)

FOR VALUE RECEIVED _____________________________________________________________
hereby sells, assigns, and transfers unto_______________________________________
________________________________________________________________________________
                                     (Name)
________________________________________________________________________________
                                    (Address)
________________________________________________________________________________

the right to purchase the _________ shares of Common Stock evidenced by this Warrant, and does hereby irrevocably constitute and appoint ________________________ to transfer the said right on the books of the Company, with full power of substitution.

Dated: ________________________
                                             ___________________________________
                                                           (Signature)